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                                                     NORRIS COMMUNICATIONS CORP.
                                                                   EXHIBIT 10.25

    ALL 11 AGREEMENTS RELATING TO AN INVESTMENT OF $1,694,100 WERE IDENTICAL
          EXCEPT FOR THE IDENTITY OF THE INVESTOR, DATES AND SIGNATORS


                     INVESTOR REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this "Agreement) is made and entered into this day __ of May, 1996, by and between Norris Communications Corp., a corporation organized under the laws of the Yukon Territory, Canada (the "Company") and ____________________ (each "an Investor" and collectively with each other Investor participating in this Offering, the "Investors"). Unless otherwise indicated, capitalized terms used herein are used herein as defined in Section 1.

                                    RECITALS

         WHEREAS, pursuant to an Investor Unit Purchase Agreement dated May ___, 1996, by and between the Company and the Investor (the "Purchase Agreement.), the Company is offering a private placement of securities (the "Offering") to raise up to $5,000,000 through the sale of shares of common stock of the Company, no par value (the "Shares") and/or warrants to purchase Shares of common stock of the Company (individually, a "Warrant" and collectively with each other Investor participating in this Offering, the "Warrants"):

         WHEREAS, pursuant to the terms of the Purchase Agreement and in partial consideration for the Investor's agreement to enter into the Purchase Agreement, the Company has agreed to provide the Investor with certain rights with respect to the registration of the Shares and the Shares issuable upon the exercise of the Warrants (the "Warrant Shares"); and

         WHEREAS, the Company and the Investor desire to set forth herein the rights of the Investor and the obligations of the Company with respect to registering such Shares and Warrant Shares with the Securities and Exchange Commission.

         NOW, THEREFORE, in consideration of the above recitals and the terms, conditions, covenants, representations, warranties and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto agree as follows:

         SECTION 1. DEFINITIONS AND USAGE.

         1.1 DEFINITIONS. As used in this Agreement

         CLOSING BID PRICE. "Closing Bid Price" shall mean on any given day the reported Closing Price last sale price) of the Common Stock on the principal stock exchange on which the Common Stock is listed, (ii) if the Common Stock is not listed on a stock exchange, the reported Closing Price of the Common Stock of the Company on the principal automated securities price quotation system on which sale prices of the Common Stock of the Company are reported, or (iii) if the Common Stock of the Company is not listed on a stock exchange and sale prices of the Common Stock of the Company are not reported on an automated quotation system, the mean of the final bid and asked prices for the Common Stock of the Company as reported by the National Quotation Bureau Incorporated if at least two securities dealers have inserted both bid and asked quotations for the Common Stock of the Company on at least five of the ten preceding trading days. If none of the foregoing provisions are applicable, the Closing Bid Price of the Common Stock of the Company on any given day shall be the fair market value of the Common Stock of the Company on that day as determined by a member of the New York Stock Exchange, Inc., selected by the Board of Directors of the Company and approved by Iacocca Capital Partners, L.P. The term "trading day" means (i) if the Common Stock of the Company is listed on at least one stock exchange, a day on which there is trading on the principal stock exchange on which the Common Stock of the Company is listed, (ii) if the Common Stock of the Company is not listed on a stock exchange but sale prices of the Common Stock of the Company are reported on an automated quotation system, a day on which trading is reported on the principal automated quotation system on which sales of the Common Stock of the Company are reported or (iii) if the foregoing provisions are inapplicable, a day on which quotations are reported by the National Quotation Bureau Incorporated.

CODE. "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

COMMISSION. "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

CONTINUOUSLY EFFECTIVE. "Continuously Effective" with respect to a specified registration statement, shall mean that such registration statement shall not cease to be effective and available for Transfers of Registrable Shares thereunder for longer than either (i) any ten (10) consecutive business days, or (ii) an aggregate of fifteen (15) business days during the period specified in the relevant provision of this Agreement.
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ESCROW INSTRUCTIONS. "Escrow Instructions" shall mean the escrow instructions entered among the Company, Placement Agent and City National Bank in connection with the Offering.

EXCHANGE ACT. "Exchange Act" shall mean the Securities Exchange Act of 1934, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the relevant time.

PERSON. "Person" shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or other agency or political subdivision thereof.

PURCHASE AGREEMENT. "Purchase Agreement" shall mean the Investor Unit Purchase Agreement executed by each Investor in connection with this Offering.

REGISTER, REGISTERED AND REGISTRATION. "Register", "registered", and "registration" shall refer to a registration of securities effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and applicable rules and regulations thereunder, and the declaration or ordering by the Commission of the effectiveness of such registration statement or document.

REGISTRABLE SHARES. "Registrable Shares" shall mean: (i) the Shares purchased by each Investor (including shares for which the purchase price is in Escrow pursuant to the Escrow Instructions) and/or the Shares issuable upon exercise of the Warrants (including the Shares issuable upon exercise of the Warrants whose purchase price is in Escrow pursuant to the Escrow Instructions) purchased by each Investor, (ii) any Shares or other securities issued as (or issuable upon the conversion, exercise or exchange of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange by the Company generally for, or in replacement by the Company generally of, such Shares; (iii) any securities issued in exchange for such Shares in any merger or reorganization of the Company; (iv) any Shares issued pursuant to Section 3 hereof; and (v) any Shares and/or Shares issuable upon exercise of the Warrants purchased by all other Investors in this Offering.

REGISTRATION EXPENSES. "Registration Expenses" shall have the meaning set forth in Section 5.

SECURITIES ACT. "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same may be in effect at the relevant time.

SHARES. "Shares" shall have the meaning set forth in the Recitals to this Agreement.

TRANSFER. "Transfer" shall mean and include the act of selling, giving, transferring, creating a trust (voting or otherwise), assigning or otherwise disposing of (other than pledging, hypothecating or otherwise transferring as security) (and correlative words shall have correlative meanings); provided however, that any transfer or other disposition upon foreclosure or other exercise of remedies of a secured creditor after an event of default under or with respect to a pledge, hypothecation or other transfer as security shall constitute a "Transfer".

UNDERWRITERS' REPRESENTATIVE. "Underwriters' Representative" shall mean the managing underwriter, or, in the case of a co-managed underwriting, the managing underwriter designated as the Underwriters' Representative by the co-managers.

VIOLATION. "Violation" shall have the meaning set forth in Section 6.1.

WARRANT. "Warrant" shall mean the warrant to purchase Shares of Common Stock of the Company, if any, purchased by the Investor.

WARRANT SHARES. "Warrant Shares. shall have the meaning set forth in the Recitals to this Agreement.

1.2 USAGE.

(i) References to a Person are also references to its assigns and successors in interest (by means of merger, consolidation or sale of all or substantially all the assets of such Person or otherwise, as the case may be).

(ii) References to a document are to such document as amended, restated and otherwise modified from time to time and references to a statute or other governmental rule are to such statute or other governmental rule as amended and otherwise modified from time to time (and references to any provision thereof shall include references to any successor provision).

(iii) References to Sections or to Schedules or Exhibits are to sections hereof or schedules or exhibits hereto, unless the context otherwise requires.

(iv) The definitions set forth herein are equally applicable both to the singular and plural forms and the feminine, masculine and neuter forms of the terms defined.





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(v) The term "including" and correlative terms shall be deemed to be followed by "but not limited to" whether or not followed by such words or words of like import.

(vi) The term "hereof" and similar terms refer to this Agreement as a whole.

SECTION 2. REPRESENTATIONS, WARRANTIES AND COVENANTS REGARDING REGISTRATION.

2.1 As expeditiously as possible, but no later than thirty (30) days from the date of the initial consummation of the sale of any of the Shares and/or Warrants to the Investors pursuant to the Purchase Agreement and the release of funds to the Company from escrow pursuant to the Escrow Instructions (the "Initial Closing") and as expeditiously as possible, but no later than thirty
(30) days after any subsequent closing of the sale of Shares and/or Warrants to the Investors pursuant to the Purchase Agreement and the releases of funds to the Company from Escrow pursuant to the Escrow Instructions (each, a "Closing"), the Company shall file with the Commission a registration statement in accordance with the Securities Act for an offering on a delayed or continued basis pursuant to Rule 415 of the Securities" Act (a "Shelf Registration") which Shelf Registration shall remain Continuously Effective for a minimum of twelve (12) months, and, the Company shall include therein all of the Registrable Shares. In the event the average Closing Bid Price for the Shares falls, causing the number of Warrant Shares to increase or additional Shares are otherwise issued in accordance with the terms of the Purchase Agreement, the Company shall file a new registration statement, or if the registration statement has not yet been declared effective, amend the registration statement, and any other documents as necessary such that all Registrable Shares shall be registered. In the event such registration is not so declared effective or does not include all the Registrable Shares, upon the vote of the Investors collectively holding fifty-one percent (51%) or more of the Registrable Shares, such Investors shall have the right to require by notice in writing that the Company register all of the Registrable Shares and the Company shall thereupon effect an additional registration in accordance with this Agreement as soon as possible. If a registration statement or registration statements, as necessary, is declared effective and remains Continuously Effective for a minimum of twelve (12) months with respect to all the Registrable Shares and the Company otherwise is in compliance with its obligations pursuant to this Agreement, the demand registration rights shall cease. If a registration statement or registration statements, as necessary, is not declared effective with respect to all the Registrable Shares and/or if a registration statement does not remain Continuously Effective for a minimum of twelve (12) months with respect to all the Registrable Shares, the demand registration rights described herein shall remain in effect until all Registrable Shares have been registered under the Act and a registration statement with respect to all the Registrable Shares remains Continuously Effective for a minimum of twelve (12) months. The Company covenants and agrees that it shall not participate in the Shelf Registration.

2.2 The Company shall not include in any registration, statement or any other documents filed with the SEC any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

2.3 In connection with the Registrable Shares, subject to SECTION 3, the Company shall:

(i) Prepare and file a registration statement with the Commission in accordance with SECTION 2.4 hereof including all the Registrable Shares and shall use its best efforts to cause such registration to be declared effective under the Securities Act as soon as reasonably practicable, giving due regard to the need to prepare current financial statements, conduct due diligence and complete other actions that are reasonably necessary to effect a registered public offering, but in no event later than ninety (90) days from the Initial Closing.

(ii) Prepare and file another registration statement or an amendment to a previously filed registration statement with the Commission in accordance with
SECTION 2.4 hereof, as necessary pursuant to SECTION 2.1, including any Registrable Shares from any Closing to the extent such Registrable Shares were not included with the Registrable Shares from the Initial Closing or which otherwise were not included in the registration statement described SECTION 2 3(I) and shall use its best efforts to cause such registration to be declared effective under the Securities Act as soon as reasonably practicable, giving due regard to the need to prepare current financial statements, conduct due diligence and complete other actions that are reasonably necessary to effect a registered public offering, but in no event later than nine" (90) days after any such subsequent Closing.

(iii) Keep the registration of the Registrable Shares Continuously Effective for a minimum of 12 months or until such earlier date as of which all the Registrable Shares shall have been sold.

(iv) Prepare and file with the Commission such amendments and supplements to any registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act and rules thereunder with respect to the disposition of all securities covered by such registration statement and notify the Investors of the filing and effectiveness of such registration statement and any amendments or supplements thereto. If the registration is for an underwritten offering, the Company shall amend the registration statement or supplement the prospectus whenever required by the terms of the underwriting agreement. In the event that any Registrable Shares included in a registration statement subject to, or required by, this Agreement remain unsold at the end of the period during which the Company is obligated to use reasonable efforts to maintain the effectiveness of such registration statement, the Company may file a post-effective amendment to the registration statement for the purpose of removing such Registrable Shares from registered status.





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(v) Furnish to the Investor, without charge, such numbers of copies of the registration statement, any pre-effective or post-effective amendments thereto, the prospectus, including each preliminary prospectus and any amendments or supplements thereto and any documents incorporated by reference therein, in each case in conformity with the requirements of the Securities Act and the rules thereunder, and such other related documents as the Investor may reasonably request in order to facilitate the disposition of Registrable Shares.

(vi) Use reasonable efforts (a) to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such states where an exemption from registration is not available as the Investor reasonably may request and (b) to obtain the withdrawal of any order suspending the effectiveness of a registration statement or the lifting of any suspension of the qualification (or exemption from qualification) of the offer and transfer of any of the Registrable Shares in any state, at the earliest possible moment; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business in any state.

(vii) In the event of any underwritten offering, use reasonable efforts to enter into and perform its obligations under an underwriting agreement (including indemnification and contribution obligations of underwriters), in usual and customary form, with the Underwriters' Representative or underwriters of such offering. The Company also shall cooperate with the Investor, and the Underwriters' Representative for such offering in the marketing of the Registrable Shares, including making available the officers, accountants, counsel, premises, books and records of the Company for such purpose, but the Company shall not be required to incur any material out-of-pocket expense by reason of this sentence.

(viii) Promptly notify the Investor of any stop order issued or threatened to be issued by the Commission in connection with any registration statement and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

(ix) Use reasonable efforts to cause the Registrable Shares covered by such registration statement (i) if the Shares are then listed on a securities exchange or included for quotation in a recognized trading market, to continue to be so listed or included for a reasonable period of time after the offering, and (ii) to be registered with or approved by such other United States or state governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Investor to consummate the disposition of such Registrable Shares.

(x) Take such other actions as are reasonably required in order to expedite or facilitate the disposition of Registrable Shares included in each such registration.

(xi) Notify each Investor immediately of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein, or necessary to make the statements therein not misleading in light of circumstances then existing and shall use its best efforts to promptly update and/or correct such prospectus.

2.4 A registration pursuant to this Section 2 shall be on such appropriate registration form of the Commission as shall be selected by the Company and shall permit the disposition of the Registrable Shares without restriction into the public market.

Section 3. Failure to Register; Suspension of Registration.

3.1 With respect to the registration of the Registrable Shares if (a) the Company fails to file a registration statement registering the Registrable Shares in accordance with Section 2 hereof within thirty (30) days from the date of the Initial Closing and any subsequent Closing and/or (b) a Registration Statement registering the Registrable Shares is not declared effective within ninety (90) days after the Initial Closing and any subsequent Closing, the Company agrees to issue to each Investor purchasing Shares three percent (3%) more Shares and/or to issue to each Investor purchasing Warrants three percent (3%) more Warrant Shares upon exercise of the Warrants than the Investor otherwise would receive according to the terms of the Purchase Agreement for each 30 day period in which a registration statement is not filed and/or such registration statement is not declared effective within such 90 day period.

3.2 In addition, if (a) any such registration statement does not include all the Registrable Shares as determined on the date of such filing and/or (b) the effectiveness of any registration statement registering Registrable Shares is suspended by the Securities and Exchange Commission for any period in excess of 30 days, the Company agrees to issue to each Investor purchasing Shares three percent (3%) more Shares and/or to issue to each Investor purchasing Warrants three percent (3%) more Warrant Shares upon exercise of the Warrants based on the number of Registrable Shares not registered or suspended from registration, as the case may be, for each 30 day period in which a registration statement does not include all the Registrable Shares and/or its effectiveness is suspended.

3.3 Notwithstanding the foregoing, any such three percent (3%) adjustment described in Sections 3.1 and/or 3.2 shall be prorated to the extent any period in which an adjustment as set forth in this Section 3 is to be made is fewer than thirty (30) days and Shall accrue at a rate of (a) three percent (3%) per month for each successive thirty (30) day period in which the events described in Sections 3.1 and/or 3.2 continue to occur for the first four (4) months and
(b) one percent (1%) per month for each successive 30 day period in which the events described in Sections 3.1 and/or 3.2 continue to occur thereafter. If such Registration Statement does not include all the Registrable Shares, the Investors shall be entitled to





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participate pro rata.

SECTION 4. INVESTOR'S OBLIGATIONS. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Shares of the Investor that the Investor shall furnish to the Company such information regarding the Investor, the number of the Registrable Shares owned by him, her or it, and the intended method of disposition of such securities as shall be required to effect the registration of Registrable Shares of the Investor, and to cooperate fully with the Company in preparing such registration.

SECTION 5. EXPENSES OF REGISTRATION. The Company shall bear and pay all reasonable expenses incurred in connection with any registration, filing, or qualification of Registrable Shares, including all registration, filing and National Association of Securities Dealers, Inc. fees, all fees and expenses of complying with securities or blue sky laws in up to five (5) states, all printing expenses, messenger and delivery expenses, the reasonable fees and disbursements of counsel for the Company and of the independent public accountants for the Company, including the expenses of "cold comfort" letters required by or incident to such performance and compliance (the "Registration Expenses"), but excluding underwriting discounts and commissions relating to Registrable Shares and all fees and expenses of counsel for the Investor.

SECTION 6. INDEMNIFICATION; CONTRIBUTION. If any Registrable Shares are included in a registration statement under this Agreement:

6.1 To the extent permitted by applicable law, the Company shall indemnify and hold harmless the Investor, each Person, if any, who controls the Investor within the meaning of the Securities Act, and each officer, director, partner and employee of the Investor, as applicable, and such controlling Person, from and against, and shall reimburse such indemnified party with respect to, any and all losses, claims, damages, liabilities and expenses (joint or several), including reasonable attorneys' fees and disbursements and reasonable expenses of investigation, incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation, or to which any of the foregoing Persons may otherwise become subject under the Securities Act, the Exchange Act or other federal or state laws, insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"):

(i) Any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein, or any amendments or supplements thereto; or

(ii) The omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; provided, however, that the indemnification required by this
Section 6.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or expense to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with information furnished to the Company by the indemnified party expressly for use in connection with such registration.

6.2 To the extent permitted by applicable law, the Investor shall indemnify and hold harmless the Company, each of the officers of the Company who shall have signed the registration statement, each Person, if any, who controls the Company within the meaning of the Securities Act, against any and all losses, claims, damages, liabilities and expenses (joint and several), including reasonable attorneys' fees and disbursements and reasonable expenses of investigation, incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation, or to which any of the foregoing Persons may otherwise become subject under the Securities Act, the Exchange Act or other federal or state laws' but only insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon any Violation, in each case only to the extent that such Violation arises out of or is based upon information furnished directly by the Investor expressly for use in connection with such registration; provided, however, that the indemnification required by this Section 6.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if such settlement is effected without the consent of the Investor (which consent shall not be unreasonably withheld).

6.3 Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, suit, proceeding, investigation or threat thereof made in writing for which such indemnified party may make a claim under this Section 6, such indemnified party shall deliver to the indemnifying party a written notice thereof; provided, however, the failure to give such notice to the indemnifying party shall only relieve the indemnifying party of its obligations pursuant to this Section 6 if and to the extent such indemnifying party is actually prejudiced by any such failure and any such failure shall in no even relieve the indemnifying party from any liability it may have to an indemnifying party otherwise than pursuant to this Section 6. The indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel satisfactory to the indemnified party; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and disbursements and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. Any such indemnified party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expenses of such indemnified party unless (i) the indemnifying party has agreed to pay such fees and expenses or (ii) the indemnifying party shall have failed





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to promptly assume the defense of such action, claim or proceeding or (iii) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party and that the assertion of such defenses would create a conflict of interest such that counsel employed by the indemnifying party could not faithfully represent the indemnified party (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party the indemnifying party shall not have the right to assume the defense of such action, claim or proceeding on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such indemnified parties, unless in the reasonable judgment of such indemnified party a conflict of interest may exist between such indemnified par" and any other of such indemnified parties with respect to such action, claim or proceeding, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels). Any fees and expenses incurred by the indemnified party (including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) shall be paid to the indemnified party, as incurred, within thirty
(30) days of written notice thereof to the indemnifying party (regardless of whether it is ultimately determined that an indemnified party is not entitled to indemnification hereunder).

6.4 If the indemnification required by this Section 6 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to in this Section 6:

(i) The indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any Violation has been committed by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such Violation. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 6.1 and
Section 6.2, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

(ii) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.4 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in Section 6.4(i). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

6.5 If indemnification is available under this Section 6, the indemnifying parties shall indemnify each indemnified party to the full extent provided in this Section 6 without regard to the relative fault of such indemnifying party or indemnified party or any other equitable consideration referred to in
Section 6.4.

6.6 The obligations of the Company and the Investor under this Section 6 shall survive the completion of any offering of Registrable Shares pursuant to a-registration statement under this Agreement, and otherwise.

SECTION 7.  AMENDMENT, MODIFICATION AND WAIVER: FURTHER ASSURANCES.

7.1 This Agreement only may be amended with the consent of the Company and the Investor and the Company and the Investor may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company and the Investor shall have obtained the written consent of the other to such amendment, action or omission to act.

7.2 No waiver of any terms or conditions of this Agreement shall operate as a waiver of any other breach of such terms and conditions or any other term or condition, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof. No written waiver hereunder, unless it by its own terms explicitly provides to the contrary, shall be construed to effect a continuing waiver of the provisions being waived and no such waiver in any instance shall constitute a waiver in any other instance or for any other purpose or impair the right of the party against whom such waiver is claimed in all other instances or for all other purposes to require full compliance with such provision.

7.3 Each of the parties hereto shall execute all such further instruments and documents and take all such further action as any other party hereto may reasonably require in order to effectuate the terms and purposes of this Agreement.

SECTION 8. ASSIGNMENT; BENEFIT. This Agreement and all of the provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, assigns, executors, administrators or successors; provided, however, that neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned or delegated





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by the Company without he consent of the Investor (which consent shall not be unreasonably withheld).

SECTION 9. MISCELLANEOUS.

9.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving regard to the conflict of laws principles thereof.

9.2 Notices. All notices and requests given pursuant to this Agreement shall be in accordance with the notice provisions of the Purchase Agreement.

9.3 Entire Agreement: Integration. This Agreement supersedes all prior agreements between or among any of the parties hereto with respect to the subject matter contained herein and therein, and this Agreement embodies the entire understanding among the parties relating to the subject matter hereof.

9.4 Section Headings. Section headings are for convenience of reference only and shall not affect the meaning of any provision of this Agreement.

9.5 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, and all of which shall together constitute one and the same instrument. All signatures need not be on the same counterpart

9.6 Severability. If any provision of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall not affect the validity and enforceability of the remaining provisions of this Agreement, unless the result thereof would be unreasonable, in which case the parties hereto shall negotiate in good faith as to appropriate amendments hereto.

9.7 Termination. This Agreement may be terminated at any time by a written instrument signed by the Company and the Investor. Unless sooner terminated in accordance with the preceding sentence, this Agreement (other than Section 6 hereof) shall terminate in its entirety on such date as there shall be (a) no Registrable Shares outstanding, and (b) no securities outstanding which are convertible or exchangeable into Registrable Shares; provided that any Shares or Warrant Shares previously subject to this Agreement shall not be Registrable Shares following the sale of any such shares in an offering registered pursuant to this Agreement.

9.8 Other Registration Rights. The Company will not grant directly or indirectly to any Persons the right to have the Company register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the Investor (which consent shall not be unreasonably withheld). The Company hereby severally represents and warrants that the Company has not entered into any agreement with respect to the Shares of its common stock granting any registration rights to any Person other than those Persons set forth on Exhibit A.

9.9 Submission to Jurisdiction. Each of the parties hereto and each of the Holders irrevocably submits and consents to the jurisdiction of the United States District Court for the Central District of California in connection with any action or proceeding arising out of or relating to this Agreement, and irrevocably waives any immunity from jurisdiction thereof and any claim of improper venue, forum non conveniens or any similar basis to which it might otherwise be entitled in any such action or proceeding.

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first written above.

                                                         [INVESTOR]



                                                  NORRIS COMMUNICATIONS CORP., A
                                     CORPORATION ORGANIZED UNDER THE LAWS OF THE
                                                         YUKON TERRITORY, CANADA

                                                 By:.
                                                 Name:.
                                                 Its:.





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